[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
FIRST AMENDMENT TO LICENSE AGREEMENT
This FIRST AMENDMENT TO THE LICENSE, DEVELOPMENT AND SUPPLY AGREEMENT (this “First Amendment”) is made and effective as of February 28, 2018 (the “First Amendment Effective Date”) by and between Spectrum Pharmaceuticals Inc., a Delaware corporation (“Spectrum”) and Hanmi Pharmaceuticals Co., Ltd., a company incorporated under the laws of the Republic of Korea (“Hanmi”). In this First Amendment, Hanmi and Spectrum each may be referred to individually as a “Party” and together as the “Parties.”
WHEREAS, Spectrum and Hanmi are parties to that certain License, Development and Supply Agreement, dated October 8, 2014 (the “License Agreement”), pursuant to which Hanmi granted to Spectrum an exclusive license under the Licensed Technology to develop and commercialize Products in the Field in the Spectrum Territory (each as defined in the License Agreement); and
WHEREAS, the Parties wish to revise the terms of the License Agreement with respect to the milestone payments payable by Spectrum to Hanmi upon the occurrence of certain events, as set forth below:
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and conditions contained in this First Amendment, the Parties agree as follows:
1.Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.
2.Amendment of Section 4.2 of the License Agreement. Section 4.2 of the License Agreement (“Milestone Payments”) is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof: for avoidance of doubt, the terms and conditions of this First Amendment shall prevail over any conflicting provisions, if any, under the existing License Agreement:
4.2 Milestone Payments.
(a) Payments.
(i)    Payments Based on Marketing Approval. Upon the first Marketing Approval for a Product by the FDA for any indication, a milestone payment of US$[***] shall be payable to Hanmi. Spectrum shall promptly inform Hanmi of such first Marketing Approval, and shall pay the US$[***] milestone payment within [***] after receipt of an invoice from Hanmi for such payment.
(ii)    Payments Based on Net Sales During a Calendar Year. If, during any calendar year during the Term, the Net Sales of the Products equal or exceed any of the thresholds set forth in Table 4.2 below, the corresponding milestone payment shall be payable by Spectrum to Hanmi in accordance with the procedures set forth in Section 4.2(b):

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Table 4.2: Annual Net Sales Milestone Payment Schedule

Milestone Event	Milestone Payment
Cumulative Net Sales of the Product(s) equals or exceeds US$[***] during a calendar year	US[***]
Cumulative Net Sales of the Product(s) equals or exceeds US$[***] during the calendar year	US$[***]
Cumulative Net Sales of the Product(s) equals or exceeds US$[***] during the calendar year	US$[***]
Cumulative Net Sales of the Product(s) equals or exceeds US$[***] during the calendar year	US$[***]
Cumulative Net Sales of the Product(s) equals or exceeds US$[***] during the calendar year	US$[***]

For the avoidance of doubt, each of the milestone payments described in Table 4.2 above shall not be paid more than once with respect to in any calendar year during the Term.
(b)    Payment Procedures. Within [***] after the end of each calendar quarter during the Term in which there are Net Sales of a Product, Spectrum shall provide to Hanmi a report identifying (i) the Net Sales of the Product(s) during such preceding calendar quarter, and (ii) the cumulative year-to-date Net Sales of all Products during that calendar year. After receipt of such report, Hanmi shall promptly submit its invoice to Spectrum for any milestone payment(s) earned during the calendar quarter covered by the report based on Table 4.2 above. Spectrum shall pay the milestone payment to Hanmi within [***] after receipt of Hanmi’s invoice.
(c)    Example. By way of example, assuming that FDA Marketing Approval for a Product is received on February 1, 2020, and that Net Sales of the Product during the remainder of calendar year 2020, calendar year 2021, and calendar year 2022 are as shown below, the milestone payments due to Hanmi for those periods would be as follows:

Calendar Quarter	Net Sales in Calendar Quarter	Cumulative Net Sales in Calendar Year (USS)	Milestone Payment to Hanmi After End of Quarter (USS)
Q1 2020	$[***]	$[***]	$[***]
Q2 2020	$[***]	$[***]	[***]
Q3 2020	$[***]	$[***]	[***]
Q4 2020	$[***]	$[***]	$[***]
Q1 2021	$[***]	$[***]	[***]
Q2 2021	$[***]	$[***]	$[***]
Q3 2021	$[***]	$[***]	$[***]

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Calendar Quarter	Net Sales in Calendar Quarter	Cumulative Net Sales in Calendar Year (USS)	Milestone Payment to Hanmi After End of Quarter (USS)
Q4 2021	$[***]	$[***]	$[***]
Q1 2022	$[***]	$[***]	$[***]
Q2 2022	$[***]	$[***]	$[***]
Q3 2022	$[***]	$[***]	$[***]
Q4 2022	$[***]	$[***]	$[***]

3.    Continuing Effect. Except as specifically amended by this First Amendment, the License Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this First Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this First Amendment.
4.    Counterparts. This First Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.
[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the
Effective Date.

SPECTRUM PHARMACEUTICALS, INC.	HANMI PHARMACEUTICALS CO., LTD.
By: /s/ Joseph W. Turgeon	By: /s/ Se Chang Kwon
Name: Joseph W. Turgeon	Name: Se Chang Kwon
Title: President, Ceo	Title: CEO
Date Signed: 2-28-2018	Date Signed: 28 Feb. 2018

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